SEIX FUNDS, INC.
      INTERMEDIATE BOND FUND PROSPECTUSES (CLASS I AND CLASS P SHARES) AND
        COMBINED STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2002
                        SUPPLEMENT DATED APRIL 18, 2002


THE FOLLOWING INFORMATION REPLACES THE LAST SENTENCE OF THE CREDIT QUALITY INFORMATION FOR THE SEIX INTERMEDIATE BOND FUND FOUND ON PAGE 1 OF THE CLASS I AND CLASS P PROSPECTUSES AND PAGE 12 OF THE COMBINED STATEMENT OF ADDITIONAL
INFORMATION:

The Seix Intermediate Bond Fund will not invest more than 15% of its net assets in securities rated BBB by Standard & Poors, Fitch or Moody's; where more than one rating exists, the higher rating will govern.